UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09435
-----------------------------------

Waddell & Reed Advisors Small Cap Fund, Inc.
----------------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
-----------------------------------------------------
(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Small Cap Fund

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Income Tax Information
32	Directors and Officers
38	Annual Privacy Notice
40	Proxy Voting Information
41	Quarterly Portfolio Schedule Information
42	Householding Notice
42	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Small Cap Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target
  (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Small Cap Fund
      June 30, 2007

Below, Gilbert C. Scott, CFA, portfolio manager of Waddell & Reed Advisors Small Cap Fund, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2007. Mr. Scott has managed the Fund for four years and has 15 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar. The market capitalization rating is specific to Morningstar and does not necessarily reflect the market capitalization range adopted by the Fund. Please refer to the Fund's prospectus for specific investment parameters.

The Fund rose 13.73 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007, less than its benchmark and its peer group. The Russell 2000 Growth Index (reflecting the performance of securities that generally represent small-cap growth stocks) increased 16.82 percent, while the Lipper Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 16.92 percent for the same period.

Weak earnings affected results

Our shortfall for the year was created in the autumn of 2006 when the Fund was affected by a sizable number of companies that produced results short of expectations and were subsequently marked down. Our greatest weakness during the fiscal period was in the consumer discretionary sector, notably stocks such as Panera Bread Company, Class A, a Midwest-based restaurant chain, and Shuffle Master, Inc., which makes automatic card shufflers for casinos. In fact, our level of underperformance in this one sector this past year accounted for most of the gap between our results and that of the benchmark. We also had some weakness in the energy and consumer staples areas while health care stocks were the brightest spot in the portfolio.

Since the third quarter of 2006 - when many stocks in the materials, industrial and energy sectors saw significant underperformance - these companies have been doing well as a result of export growth and expansion in international markets that are combining to help support bottom-line growth.

With an emphasis on utilizing fundamental research to select stocks within sectors, one of the Fund's core strategies is to maintain ownership in what we feel are higher quality companies. The Fund produced good stock selection in the health care, financial, industrial and information technology sectors. Those results, however, were offset by underweights in some sectors that performed better than the benchmark and poor stock selection in the consumer discretionary and consumer staples sectors. Despite housing concerns and high gasoline prices, the consumer discretionary sector generally enjoyed a strong performance for the year. Elsewhere, after years of underperformance, the technology sector outperformed the benchmark for the year. Meanwhile, the private equity boom was evident in the Fund, as eight companies were acquired by other companies or private equity firms over the last year.

More technology stocks added

The Fund maintained its biggest overweights in the industrial, information technology and health care sectors. The financial, materials and consumer discretionary sectors were the largest underweights for the year. The Fund reduced its exposure to the consumer discretionary sector in the media, apparel and hotel restaurant industries based on concerns of a consumer slowdown. The energy sector also was reduced based primarily on companies being acquired. Information technology witnessed the largest increase as several companies were found to have what we feel are compelling growth prospects with reasonable valuations.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Portfolio Recovery Associates, Inc.	Financial Services	FactSet Research Systems, Inc.	Business Equipment and Services
Resources Connection, Inc.	Business Equipment and Services	MICROS Systems, Inc.	Technology
PSS World Medical, Inc.	Health Care	DRS Technologies, Inc.	Technology
Transaction Systems Architects, Inc.	Technology	Trimble Navigation Limited	Technology
MICROS Systems, Inc.	Technology	Martek Biosciences Corporation	Health Care
DRS Technologies, Inc.	Technology	Resources Connection, Inc.	Business Equipment and Services
Scientific Games Corporation, Class A	Consumer Services	Dril-Quip, Inc.	Energy
Blackboard Inc.	Business Equipment and Services	Cognex Corporation	Technology
CheckFree Corporation	Business Equipment and Services	CheckFree Corporation	Business Equipment and Services
Healthways, Inc.	Health Care	Scientific Games Corporation, Class A	Consumer Services

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our outlook

Over the April to June 2007 quarter, the market began to more aggressively price risk as realized through increased credit spreads for riskier asset classes. One such example is small-cap stocks, whose out-performance over large-cap stocks has started to wane partly based on the pricing of risk. Meanwhile, as a result of low credit spreads, much liquidity was created in the global market leading up to the large increase in private equity transactions, which have helped to support the returns in the market.

Concerns about the domestic consumer continue to mount as the U.S. housing market does not yet appear to have found a floor, and food and energy prices are at higher levels. Employment, income and export growth, buoyed by a weaker U.S. dollar, have continued to support the economy in conjunction with resilient consumer spending, which we feel may be tested. While revenue and earnings growth have slowed, companies mostly have maintained their historically high profitability levels. Any degradation of profitability, combined with slowing revenue, would exacerbate the earnings growth deceleration, in our view. As such, we will be looking diligently for companies that we feel are able to maintain strong organic revenue growth.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Small Cap Fund, Inc.: Class A Shares (1)(2)	$19,081
Class B Shares (2)	$18,737
Class C Shares (2)	$18,982
Class Y Shares (2)	$21,114
Russell 2000 Growth Index (3)	$14,012
Lipper Small-Cap Growth Funds Universe Average (3)	$17,275

		W&R ADVISORS SMALL CAP FUND CLASS A SHARES	W&R ADVISORS SMALL CAP FUND CLASS B SHARES	W&R ADVISORS SMALL CAP FUND CLASS C SHARES	W&R ADVISORS SMALL CAP FUND CLASS Y SHARES	RUSSELL 2000 GROWTH INDEX	LIPPER SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

10/4/99		9,425	10,000	10,000	10,000
OCT	1999	9,576	10,150	10,150	10,160	10,000	10,000
JUNE	2000	13,873	14,607	14,627	14,775	13,171	14,660
JUNE	2001	12,197	12,712	12,752	13,066	10,099	12,150
JUNE	2002	10,216	10,531	10,593	10,997	7,581	9,649
JUNE	2003	11,060	11,283	11,376	11,979	7,635	9,619
JUNE	2004	13,524	13,664	13,800	14,742	10,044	12,321
JUNE	2005	15,374	15,379	15,546	16,846	10,472	13,050
JUNE	2006	16,778	16,628	16,827	18,477	11,995	14,775
JUNE	2007	19,081	18,737	18,982	21,114	14,012	17,275

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of November 1, 1999.

Average Annual Total Return(4)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	7.19%	8.84%	12.81%	14.28%
5-year period ended 6-30-07	11.98%	12.09%	12.37%	13.94%
10-year period ended 6-30-07	–	–	–	–
Since inception of Class (5) through 6-30-07	8.70%	8.45%	8.63%	10.13%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)10-4-99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,095.50	1.53%	$7.96
Class B	1,000	1,090.20	2.46	12.75
Class C	1,000	1,091.10	2.36	12.23
Class Y	1,000	1,098.70	1.03	5.35
Based on 5% Return (2)
Class A	$1,000	$1,017.19	1.53%	$7.67
Class B	1,000	1,012.61	2.46	12.28
Class C	1,000	1,013.08	2.36	11.78
Class Y	1,000	1,019.66	1.03	5.15

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Shareholder Summary Of Small Cap Fund

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $948,603,901 invested in a diversified portfolio of:

91.23%	Domestic Common Stocks
7.33%	Cash and Cash Equivalents
1.44%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Technology Stocks	$21.30
Business Equipment and Services Stocks	$20.03
Health Care Stocks	$16.65
Cash and Cash Equivalents	$7.33
Financial Services Stocks	$6.26
Energy Stocks	$6.10
Retail Stocks	$5.56
Consumer Services Stocks	$4.33
Capital Goods Stocks	$4.19
Consumer Durables Stocks	$3.24
Miscellaneous Stocks	$2.82
Consumer Nondurables Stocks	$2.19

The Investments of Small Cap Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 13.28%
Bucyrus International, Inc., Class A	226,994	$16,057,556
Capella Education Company*	222,800	10,253,256
CheckFree Corporation*	544,286	21,869,411
DealerTrack Holdings, Inc.*	342,600	12,624,810
Heartland Payment Systems, Inc.	511,400	14,999,362
Resources Connection, Inc.*	902,518	29,959,085
Tetra Tech, Inc.*	620,300	13,364,364
VeriFone Holdings, Inc.*	194,600	6,859,650
		125,987,494
Communications Equipment - 3.58%
General Cable Corporation*	245,600	18,604,200
Polycom, Inc.*	456,600	15,350,892
		33,955,092
Computers - Micro - 1.31%
Sonic Solutions*	987,400	12,460,988

Computers - Peripherals - 9.44%
Allscripts Healthcare Solutions, Inc.*	684,800	17,452,128
MICROS Systems, Inc.*	489,600	26,636,688
Stratasys, Inc.*	128,100	6,018,779
Transaction Systems Architects, Inc.*	816,700	27,506,456
Vital Images, Inc.*	440,800	11,969,924
		89,583,975
Consumer Electronics - 1.53%
DTS, Inc.*	665,600	14,493,440

Cosmetics and Toiletries - 1.16%
Nu Skin Enterprises, Inc., Class A	666,000	10,989,000

Defense - 2.81%
DRS Technologies, Inc.	465,100	26,636,277

Electrical Equipment - 1.33%
Microsemi Corporation*	525,800	12,595,539

Electronic Components - 1.32%
Silicon Laboratories Inc.*	362,300	12,535,580

Electronic Instruments - 2.84%
Energy Conversion Devices, Inc.*	282,000	8,685,600
Trimble Navigation Limited*	567,400	18,258,932
		26,944,532
Farm Machinery - 1.46%
AGCO Corporation*	319,800	13,882,518

Finance Companies - 5.46%
Financial Federal Corporation	539,175	16,078,198
Portfolio Recovery Associates, Inc.	594,200	35,675,768
		51,753,966
Food and Related - 1.03%
United Natural Foods, Inc.*	366,600	9,746,061

Health Care - Drugs - 4.11%
Adams Respiratory Therapeutics, Inc.*	459,300	18,078,048
Martek Biosciences Corporation*	804,839	20,893,620
		38,971,668
Health Care - General - 5.30%
American Medical Systems Holdings, Inc.*	873,120	15,746,719
Kyphon Inc.*	316,500	15,248,970
Omnicell, Inc.*	428,800	8,912,608
Volcano Corporation*	515,500	10,418,255
		50,326,552
Hospital Supply and Management - 7.24%
Cerner Corporation*	328,588	18,223,490
Healthways, Inc.*	458,600	21,726,175
PSS World Medical, Inc.*	1,573,800	28,690,374
		68,640,039
Hotels and Gaming - 2.74%
Scientific Games Corporation, Class A*	742,400	25,954,304

Insurance - Property and Casualty - 0.80%
XL Capital Assurance Inc.	244,600	7,550,802

Leisure Time Industry - 1.59%
THQ Inc.*	495,700	15,133,721

Metal Fabrication - 1.40%
Ladish Co., Inc.*	309,700	13,318,649

Motor Vehicle Parts - 1.71%
LKQ Corporation*	659,200	16,265,760

Petroleum - International - 1.48%
Newfield Exploration Company*	308,800	14,065,840

Petroleum - Services - 4.62%
Core Laboratories N.V.*	60,600	6,162,414
Dril-Quip, Inc.*	452,800	20,353,360
Oceaneering International, Inc.*	328,100	17,271,184
		43,786,958
Railroad - 1.90%
Westinghouse Air Brake Technologies Corporation	492,300	17,983,719

Restaurants - 2.95%
P.F. Chang's China Bistro, Inc.*	442,200	15,567,651
Panera Bread Company, Class A*	269,600	12,408,340
		27,975,991
Retail - Specialty Stores - 2.61%
Coldwater Creek Inc.*	666,400	15,473,808
Tractor Supply Company*	178,300	9,273,383
		24,747,191
Timesharing and Software - 6.75%
Blackboard Inc.*	554,300	23,352,659
CoStar Group, Inc.*	190,400	10,070,256
FactSet Research Systems, Inc.	176,825	12,085,989
Knot, Inc. (The)*	335,200	6,766,012
Ultimate Software Group, Inc. (The)*	408,200	11,809,226
		64,084,142
Utilities - Electric - 0.92%
Pike Electric Corporation*	389,400	8,714,772

TOTAL COMMON STOCKS - 92.67%		$879,084,570

(Cost: $713,177,297)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Chemicals - Specialty - 0.68%
Air Products and Chemicals, Inc.,
5.35%, 7-2-07	$6,445	6,444,042

Food and Related - 1.36%
General Mills, Inc.,
5.45%, 7-2-07	7,926	7,924,800
Kellogg Co.,
5.37%, 8-1-07	5,000	4,976,879
		12,901,679
Household - General Products - 1.67%
Clorox Co.,
5.4%, 7-3-07	5,000	4,998,500
Fortune Brands Inc.,
5.45%, 7-2-07	5,828	5,827,118
Procter & Gamble Company (The),
5.26%, 7-30-07	5,000	4,978,814
		15,804,432
Leisure Time Industry - 1.05%
Walt Disney Company (The),
5.39%, 7-3-07	10,000	9,997,006

Multiple Industry - 0.95%
3M Company,
5.3%, 7-12-07	9,000	8,985,425

Restaurants - 0.52%
Starbucks Corporation,
5.35%, 7-30-07	5,000	4,978,451

Retail - Specialty Stores - 0.53%
Limited Brands,
5.36%, 7-3-07	5,000	4,998,511

Utilities - Telephone - 0.52%
AT&T Inc.,
5.28%, 7-25-07	5,000	4,982,400

TOTAL SHORT-TERM SECURITIES - 7.28%		$69,091,946

(Cost: $69,091,946)

TOTAL INVESTMENT SECURITIES - 99.95%		$948,176,516

(Cost: $782,269,243)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.05%		427,385

NET ASSETS - 100.00%		$948,603,901

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $782,269) (Notes 1 and 3)	$948,177
Cash	1
Receivables:
Investment securities sold	3,903
Fund shares sold	685
Dividends and interest	81
Prepaid and other assets	38

Total assets	952,885

LIABILITIES
Payable to Fund shareholders	1,889
Payable for investment securities purchased	1,820
Accrued shareholder servicing (Note 2)	294
Accrued service fee (Note 2)	129
Accrued management fee (Note 2)	43
Accrued accounting services fee (Note 2)	19
Accrued distribution fee (Note 2)	5
Other	82

Total liabilities	4,281

Total net assets	$948,604

NET ASSETS
$0.001 par value capital stock:
Capital stock	$63
Additional paid-in capital	722,677
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(58)
Accumulated undistributed net realized gain on investment transactions	60,015
Net unrealized appreciation in value of investments	165,907

Net assets applicable to outstanding units of capital	$948,604

Net asset value per share (net assets divided by shares outstanding):
Class A	$15.02
Class B	$13.78
Class C	$14.01
Class Y	$15.59
Capital shares outstanding:
Class A	41,521
Class B	4,724
Class C	1,368
Class Y	15,449
Capital shares authorized	1,000,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$4,272
Dividends	1,466

Total income	5,738

Expenses (Note 2):
Investment management fee	7,847
Shareholder servicing:
Class A	2,421
Class B	384
Class C	97
Class Y	345
Service fee:
Class A	1,484
Class B	168
Class C	51
Distribution fee:
Class A	34
Class B	505
Class C	152
Accounting services fee	223
Legal fees	37
Custodian fees	28
Audit fees	21
Other	315

Total	14,112
Less waiver of investment management fee (Notes 2 and 6)	(139)

Total expenses	13,973

Net investment loss	(8,235)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	62,368
Unrealized appreciation in value of investments during the period	63,162

Net gain on investments	125,530

Net increase in net assets resulting from operations	$117,295

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(8,235)	$(8,746)
Realized net gain on investments	62,368	193,241
Unrealized appreciation (depreciation)	63,162	(99,767)

Net increase in net assets resulting from operations	117,295	84,728

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(84,493)	(54,829)
Class B	(9,914)	(7,009)
Class C	(3,035)	(2,086)
Class Y	(30,957)	(18,994)

	(128,399)	(82,918)

Capital share transactions (Note 5)	(17,551)	51,055

Total increase (decrease)	(28,655)	52,865
NET ASSETS
Beginning of period	977,259	924,394

End of period	$948,604	$977,259

Undistributed net investment loss	$(58)	$(34)

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$15.31	$15.29		$13.45		$11.00		$10.16

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.14)		(0.16)		(0.17)		(0.11)
Net realized and unrealized gain on investments	2.04	1.53		2.00		2.62		0.95

Total from investment operations	1.90	1.39		1.84		2.45		0.84

Less distributions:
From net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
From capital gains	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Total distributions	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$15.02	$15.31		$15.29		$13.45		$11.00

Total return(1)	13.73%	9.13%		13.68%		22.27%		8.27%
Net assets, end of period (in millions)	$624	$646		$617		$620		$471
Ratio of expenses to average net assets including expense waiver	1.55%	1.54%		1.61%		1.63%		1.68%
Ratio of net investment loss to average net assets including expense waiver	-0.93%	-0.90%		-1.13%		-1.34%		-1.16%
Ratio of expenses to average net assets excluding expense waiver	1.57%	1.54	%(2)	1.61	%(2)	1.63	%(2)	1.68	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.95%	-0.90	%(2)	-1.13	%(2)	-1.34	%(2)	-1.16	%(2)
Portfolio turnover rate	88%	92%		75%		93%		34%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$14.34	$14.53		$12.91		$10.66		$9.95

Income (loss) from investment operations:
Net investment loss	(0.34)	(0.29)		(0.33)		(0.26)		(0.22)
Net realized and unrealized gain on investments	1.97	1.47		1.95		2.51		0.93

Total from investment operations	1.63	1.18		1.62		2.25		0.71

Less distributions:
From net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
From capital gains	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Total distributions	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$13.78	$14.34		$14.53		$12.91		$10.66

Total return	12.69%	8.12%		12.55%		21.11%		7.14%
Net assets, end of period (in millions)	$65	$75		$77		$76		$59
Ratio of expenses to average net assets including expense waiver	2.48%	2.46%		2.57%		2.62%		2.76%
Ratio of net investment loss to average net assets including expense waiver	-1.86%	-1.82%		-2.09%		-2.33%		-2.24%
Ratio of expenses to average net assets excluding expense waiver	2.50%	2.46	%(1)	2.57	%(1)	2.62	%(1)	2.76	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-1.88%	-1.82	%(1)	-2.09	%(1)	-2.33	%(1)	-2.24	%(1)
Portfolio turnover rate	88%	92%		75%		93%		34%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$14.53	$14.69		$13.04		$10.75		$10.01

Income (loss) from investment operations:
Net investment loss	(0.36)	(0.26)		(0.34)		(0.26)		(0.22)
Net realized and unrealized gain on investments	2.03	1.47		1.99		2.55		0.96

Total from investment operations	1.67	1.21		1.65		2.29		0.74

Less distributions:
From net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
From capital gains	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Total distributions	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$14.01	$14.53		$14.69		$13.04		$10.75

Total return	12.81%	8.24%		12.65%		21.30%		7.39%
Net assets, end of period (in millions)	$19	$23		$23		$24		$19
Ratio of expenses to average net assets including expense waiver	2.39%	2.38%		2.45%		2.48%		2.50%
Ratio of net investment loss to average net assets including expense waiver	-1.76%	-1.74%		-1.98%		-2.19%		-1.97%
Ratio of expenses to average net assets excluding expense waiver	2.41%	2.38	%(1)	2.45	%(1)	2.48	%(1)	2.50	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-1.78%	-1.74	%(1)	-1.98	%(1)	-2.19	%(1)	-1.97	%(1)
Portfolio turnover rate	88%	92%		75%		93%		34%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$15.74	$15.61		$13.66		$11.10		$10.19

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.09)		(0.08)		(0.10)		(0.19)
Net realized and unrealized gain on investments	2.12	1.59		2.03		2.66		1.10

Total from investment operations	2.04	1.50		1.95		2.56		0.91

Less distributions:
From net investment income	(0.00)	(0.00)		(0.00)		(0.00)		(0.00)
From capital gains	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Total distributions	(2.19)	(1.37)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$15.59	$15.74		$15.61		$13.66		$11.10

Total return	14.28%	9.68%		14.28%		23.06%		8.93%
Net assets, end of period (in millions)	$241	$233		$207		$184		$148
Ratio of expenses to average net assets including expense waiver	1.04%	1.06%		1.06%		1.06%		1.05%
Ratio of net investment loss to average net assets including expense waiver	-0.42%	-0.41%		-0.58%		-0.77%		-0.56%
Ratio of expenses to average net assets excluding expense waiver	1.06%	1.06	%(1)	1.06	%(1)	1.06	%(1)	1.05	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.44%	-0.41	%(1)	-0.58	%(1)	-0.77	%(1)	-0.56	%(1)
Portfolio turnover rate	88%	92%		75%		93%		34%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Small Cap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2007, $8,224,928 was reclassified between additional paid-in capital and accumulated undistributed net investment loss and $14,059 was reclassified between accumulated undistributed net realized gain on investment transactions and accumulated undistributed net investment loss. Net investment income and net assets were not affected by this change.

      F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 6), the fee is payable as follows: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. During the fiscal year ended June 30, 2007, the amount waived was $139,349.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,463,642. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended June 30, 2007, W&R received $1,028, $68,017 and $2,034 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $914,716 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, the Fund paid Directors' regular compensation of $46,022, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $743,174,167 while proceeds from maturities and sales aggregated $882,471,787. Purchases of short-term securities aggregated $4,419,581,169, while proceeds from maturities and sales aggregated $4,439,371,986. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2007.

For Federal income tax purposes, cost of investments owned at June 30, 2007 was $783,630,985, resulting in net unrealized appreciation of $164,545,531, of which $187,448,882 related to appreciated securities and $22,903,351 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$–
Distributed ordinary income	15,797,630
Undistributed ordinary income	–

Realized long-term capital gains	61,674,142
Distributed long-term capital gains	112,600,927
Undistributed long-term capital gains	60,819,121

Capital loss carryover	–

Post-October losses deferred	–

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,
	2007	2006

Shares issued from sale of shares:
Class A	5,679	6,891
Class B	339	408
Class C	160	231
Class Y	1,715	1,735
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	6,041	3,558
Class B	776	487
Class C	229	143
Class Y	2,170	1,213
Shares redeemed:
Class A	(12,426)	(8,551)
Class B	(1,608)	(977)
Class C	(605)	(355)
Class Y	(3,231)	(1,456)

Increase (decrease) in outstanding capital shares	(761)	3,327

Value issued from sale of shares:
Class A	$82,238	$108,764
Class B	4,538	6,081
Class C	2,175	3,486
Class Y	25,225	28,196
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	83,185	54,326
Class B	9,855	6,991
Class C	2,956	2,082
Class Y	30,943	18,980
Value redeemed:
Class A	(180,348)	(134,530)
Class B	(21,911)	(14,485)
Class C	(8,234)	(5,351)
Class Y	(48,173)	(23,485)

Increase (decrease) in outstanding capital	$(17,551)	$51,055

NOTE 6 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order will be available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund"), as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 13, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
12-13-06	$2.19240	$0.02280	$0.24670	$1.92290	$0.02230	$0.24720	$1.92290

Class B
12-13-06	$2.19240	$0.02280	$0.24670	$1.92290	$0.02230	$0.24720	$1.92290

Class C
12-13-06	$2.19240	$0.02280	$0.24670	$1.92290	$0.02230	$0.24720	$1.92290

Class Y
12-13-06	$2.19240	$0.02280	$0.24670	$1.92290	$0.02230	$0.24720	$1.92290

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Small Cap Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1999	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1999	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 1999 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1999
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1999	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1999	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 1999	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1999	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1999 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1999	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1018A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$15,300
		2007	16,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$1,700
		2007	1,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$2,100
		2007	2,950

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$860
		2007	780

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,660 and $5,530 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Small Cap Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007